[PIONEER LOGO]


Pioneer
Equity-Income
Fund

----------------------
ANNUAL REPORT 10/31/99
----------------------

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                                                     1

Portfolio Summary                                                            2

Performance Update                                                           3

Portfolio Management Discussion                                              7

Schedule of Investments                                                     10

Financial Statements                                                        17

Notes to Financial Statements                                               25

Report of Independent Public Accountants                                    30

Trustees, Officers and Service Providers                                    31

Programs and Services for Pioneer Shareowners                               32

Retirement Plans from Pioneer                                               34

The Pioneer Family of Mutual Funds                                          36

Pioneer Equity-Income Fund

---------------------------------
LETTER FROM THE CHAIRMAN 10/31/99
---------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------
As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innovations - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer positive returns, even though it can be a tad dull moment-to-moment.

This year, we took extra steps to make your year-end planning easier, especially tax planning. In November, Pioneer funds distributed their capital gains - a month earlier than in past years. We hope this early distribution helped you to take advantage of the additional time to work with your investment professional in preparing for the new century.

I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager John Carey. You can visit our web site at www.pioneerfunds.com to obtain information about our funds and to view 1999 distribution information.


Respectfully,


/s/ John F. Cogan, Jr.
    -----------------

John F. Cogan, Jr.
Chairman and President

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO SUMMARY 10/31/99
--------------------------------------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[PLOT POINTS FOR PIE CHART]

U.S. Common Stocks 97%

U.S. Convertible
Securities 2%

Short-Term Cash
Equivalents 1%

[END PLOT POINTS]

S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[PLOT POINTS FOR PIE CHART]

Financial                17%

Communication Services   15%

Utilities                13%

Healthcare               10%

Consumer Cyclicals        9%

Consumer Staples          9%

Energy                    7%

Technology                6%

Basic Materials           6%

Other                     8%

[END PLOT POINTS]


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. SBC Communications, Inc.    6.45%         6. BestFoods                      2.46%
  2. Schering-Plough Corp.       3.98          7. Atlantic Richfield Co.         2.20
  3. Chevron Corp.               2.66          8. GTE Corp.                      2.06
  4. U.S. West Communications    2.57          9. Helix Technology Corp.         1.96
     Group, Inc.
  5. Ford Motor Co.              2.49          10. Constellation Energy Group    1.91

  Fund holdings will vary for other periods.

Pioneer Equity-Income Fund

-------------------------------------------------------------------
 PERFORMANCE UPDATE 10/31/99                         CLASS A SHARES
-------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                    10/31/99       10/31/98
                              $ 29.97        $ 28.10
                              Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98-10/31/99)          Dividends      Capital Gains       Capital Gains
                              $0.467              -              $0.755

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

 Average Annual Total Returns
 (As of October 31, 1999)

                                   Public
                   Net Asset      Offering
 Period              Value         Price*
 Life-of-Fund       15.87%         15.13%
 (7/25/90)
  5 Years            18.91          17.51
 1 Year             11.26           4.88

* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.

[PLOT POINTS FOR MOUNTAIN CHARTS]

            Pioneer  Standard
            Equity-   &Poor's
            Income     500
             Fund*    Index
7/25/90       9425    10000
              8160     9426
  10/91      11025    12286
             12848    13221
  10/93      15509    14547
             15523    14745
  10/95      18552    20266
             21432    24907
  10/97      27947    33205
             33171    42675
  10/99      36905    47774

[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

-------------------------------------------------------------------
 PERFORMANCE UPDATE 10/31/99                         CLASS B SHARES
-------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $29.78         $27.91
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98- 10/31/99)       Dividends      Capital Gains       Capital Gains
                            $0.232              -              $0.755

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns
 (As of October 31, 1999)

                  If          If
 Period          Held       Redeemed*
  Life-of-Fund   17.22%      17.13%
  (4/4/94)
  5 Years        18.03       17.93
 1 Year         10.43        6.43

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the
  period and assumes reinvestment
  of distributions. The maximum CDSC
  of 4% declines over six years.

[PLOT POINTS FOR MOUNTAIN CHART]

         Pioneer  Standard
         Equity-  &Poor's
         Income     500
         Fund*    Index
4/94     10000    10000
         10343    10273
         10593    10922
4/95     11036    12065
         12568    13802
4/96     13854    15698
         14416    17116
4/97     15853    19641
         18646    22613
         22009    27694
         21971    27585
4/99     24529    33732
10/99    24163    34653

[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

-------------------------------------------------------------------
 PERFORMANCE UPDATE 10/31/99                         CLASS C SHARES
-------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $29.75         $27.88
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98- 10/31/99)       Dividends      Capital Gains       Capital Gains
                            $0.208              -              $0.755


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns
 (As of October 31, 1999)

                  If           If
 Period          Held       Redeemed*
 Life-of-Fund   16.46%      16.46%
 (1/31/96)
 1 Year         10.35       10.35

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales charge
  (CDSC) applies to investments sold
  within one year of purchase.


[PLOT POINTS FOR MOUNTAIN CHART]

         Pioneer  Standard
         Equity-   &Poor's
         Income     500
          Fund*    Index
 1/96     10000    10000
 4/96     10133    10340
           9745    10173
10/96     10534    11274
          11405    12631
 4/97     11580    12937
          13563    15473
10/97     13622    14894
          14795    16030
 4/98     16075    18241
          15828    18456
10/98     16047    18169
          16858    21230
 4/99     17908    22218
          17879    22177
10/99     17708    22825

[END PLOT POINTS]

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

-------------------------------------------------------------------
 PERFORMANCE UPDATE 10/31/99                         CLASS Y SHARES
-------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  10/31/99       10/31/98
                            $ 30.00        $ 28.13
                            Income         Short-Term          Long-Term
 Distributions per Share
 (10/31/98- 10/31/99)       Dividends      Capital Gains       Capital Gains
                            $  0.578            -              $ 0.755


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
 The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity-Income Fund, compared to the growth of the Standard & Poor's 500 Index.


 Average Annual Total Returns*
 (As of October 31, 1999)

                  If        If
 Period          Held     Redeemed
 Life-of-Fund    7.36%      7.36%
 (7/2/98)
 1 Year         11.67      11.67

* Assumes reinvestment of distributions.


[PLOT POINTS FOR MOUNTAIN CHART]

        Pioneer  Standard
        Equity-   &Poor's
        Income     500
         Fund*    Index
 7/98    10000    10000
          9680     9788
          8663     8361
          9229     8919
10/98     9841     9635
         10201    10205
         10564    10815
 1/99    10366    11259
         10156    10895
         10091    11352
 4/99    11045    11783
         10955    11488
         11315    12150
 7/99    11060    11761
         10849    11687
         10481    11392
10/99    10990    12105


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Equity-Income Fund

----------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/99
----------------------------------------

Pioneer Equity-Income Fund's fiscal year ended on October 31, 1999. In the following interview, portfolio manager John Carey discusses the market environment and the Fund's strategies.

Q: Over the past year market conditions have changed quite a bit. What has taken place and how has the Fund performed in this environment?

A: This past year we saw an intensification of investor interest in large growth stocks, especially in the technology industry. Above all, the internet and stocks related to it fascinated investors, and some internet share prices recorded truly astronomical gains. At the same time, many other stocks had a more difficult time attracting investors, and unfortunately that included many of the conservative, dividend-paying stocks in the Fund's portfolio.

    In fact, this past year was one of the more frustrating periods for our style of investing. For the one year period, the Fund's Class A shares returned 11.26% at net asset value versus a return of 25.63% for the Standard & Poor's 500 Index. Relative to other mutual funds with similar objectives, the story is more favorable. The Fund's gain exceeded the 9.56% average return for funds in the Lipper, Inc. equity-income universe. (Lipper is an independent firm that tracks mutual fund performance.)

Q: The Fund's largest concentration is in the financial sector. How have rising interest rates affected these companies?

A: Higher interest rates generally create difficulties for companies in the financial sector as well as for cyclical companies and utilities. The Fund invests in all three groups because stocks of these companies traditionally provide above-average dividend yields. To moderate risk to the Fund from a rise in interest rates, we have made an effort to identify companies with the potential to increase their dividend payments.

    We also devote much attention to the analysis of companies' balance sheets and aim to avoid those that might become overburdened by the higher cost of borrowing. Of course, the stock market may not make such fine distinctions between companies when rates first go up. In due course, however, we believe stronger companies will be sorted out from

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
 PORTFOLIO MANAGEMENT DISCUSSION 10/31/99                         (continued)
--------------------------------------------------------------------------------

    weaker ones, and a temporary price decline will often appear to have been an opportunity to buy good-quality stocks at reasonable prices.

Q:  What market sectors do you find particularly attractive now?

A: Transportation, consumer staples, and basic materials. All have been out of favor with Wall Street, yet we think all include a number of companies with major opportunities for improved earnings over the next few years. Our practice is to look for what other investors appear to have overlooked. Important holdings for us in these sectors include Burlington Northern Santa Fe, Norfolk Southern, and Union Pacific (convertible preferred shares) in transportation; Best Foods, Campbell Soup, General Mills, and H. J. Heinz in consumer staples; and Alcoa, E.I. du Pont de Nemours, Consolidated Papers, Roanoke Electric Steel, and Phelps Dodge in basic materials. All have been strong dividend payers. All provide goods and services that are always in demand. And all, in our view, have potential for better future results than what is reflected in their share prices.

Q:  What sectors do you avoid?

A: With our mildly contrarian bent, we tend to stay away from the most popular and highest priced sectors. Especially today, with the extremely high prices for stocks, particularly of many technology companies, we are quite cautious in appraising investments in that sector. Your Fund does hold some technology positions, including Hewlett-Packard, Helix Technology (manufacturer of equipment used in making semiconductors), and Eastman Kodak, but the overall weighting of the technology sector in the Fund is far below that of the stock market as measured by the S&P 500 Index. All of the technology companies in the Fund currently pay dividends.

    We also have reservations about the corporate behemoths that have "bulked up" their businesses by making large acquisitions. In some cases that strategy will probably bear fruit, and we are hopeful that will be true in the telecommunications industry where a number of holdings have consolidated. But in other cases, mergers have already proven questionable and have diminished rather than increased shareholder value.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    During the last quarter of our fiscal year we realized a loss on the sale of Raytheon, a company that had made two significant acquisitions.

Q: What is your view of the current market environment and your outlook for the future?

A: Economic growth in 1999 has been ahead of many estimates we saw at this time last year. In fact, it has been another excellent year for the American economy. Results in the stock market have been more varied, with tremendous gains in some areas and lackluster results elsewhere. The narrow focus of the market on companies with the fastest earnings growth has been cited by some as a cause to worry that the long bull market is cresting. With so many fine companies having trouble securing investor interest, commentators point to the possibility of a broad sell-off if and when the market leaders begin to tumble. We are never sure what to make of market commentary like that, since we do not believe that the market can be predicted with any kind of consistent success. However, we do think it quite reasonable to expect another turbulent year with many crosscurrents. But, as always, we shall devote our major effort to finding and maintaining investments that we believe will help you pursue your long-term investment goals.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99
--------------------------------------------------------------------------------

 Shares                                                                    Value
            INVESTMENT IN SECURITIES - 99.1%
            CONVERTIBLE PREFERRED STOCKS - 1.7%
123,000     Cox Communications, Inc., 7.0%, 8/16/02               $    7,626,000
    500     Sprint Corp., 8.25%, 3/31/00                                  39,000
 84,700     Union Pacific Capital Trust, 6.25%, 4/1/28                 4,016,643
123,000     Union Pacific Capital Trust, 6.25%, 4/1/28 (144A)          5,832,906
                                                                  --------------
            Total Convertible Preferred Stocks
            (Cost $15,571,733)                                    $   17,514,549
                                                                  --------------
            COMMON STOCKS - 97.4%
            Basic Materials - 5.8%
            Aluminum - 0.5%
 88,000     Alcoa Inc.                                            $    5,346,000
                                                                  --------------
            Chemicals - 1.2%
197,632     E.I. du Pont de Nemours and Co.                       $   12,734,912
                                                                  --------------
            Chemicals (Specialty) - 0.8%
144,700     Nalco Chemical Co.                                    $    7,641,969
                                                                  --------------
            Iron & Steel - 1.4%
130,000     AK Steel Holding Corp.                                $    2,250,625
523,405     Roanoke Electric Steel Corp.                               8,374,480
250,000     Worthington Industries, Inc.                               4,156,250
                                                                  --------------
                                                                  $   14,781,355
                                                                  --------------
            Metals Mining - 1.2%
217,600     Phelps Dodge Corp.                                    $   12,267,200
                                                                  --------------
            Paper & Forest Products - 0.7%
220,000     Consolidated Papers, Inc.                             $    6,888,750
                                                                  --------------
            Total Basic Materials                                 $   59,660,186
                                                                  --------------
            Capital Goods - 5.7%
            Aerospace/Defense - 1.2%
180,000     General Dynamics Corp.                                $    9,978,750
107,500     Lockheed Martin Corp.                                      2,150,000
                                                                  --------------
                                                                  $   12,128,750
                                                                  --------------
            Machinery (Diversified) - 1.3%
505,957     The Gorman-Rupp Co.+                                  $    7,652,600
292,600     The Timken Co.                                             5,248,513
                                                                  --------------
                                                                  $   12,901,113
                                                                  --------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                           Value
               Manufacturing (Diversified) - 1.4%
  117,800      Johnson Controls, Inc.                   $    7,156,350
   80,000      Minnesota Mining & Manufacturing Co.          7,605,000
                                                        --------------
                                                        $   14,761,350
                                                        --------------
               Manufacturing (Specialized) - 0.4%
  166,150      Diebold, Inc.                            $    4,361,437
                                                        --------------
               Trucks & Parts - 1.4%
  310,500      PACCAR, Inc.                             $   14,632,313
                                                        --------------
               Total Capital Goods                      $   58,784,963
                                                        --------------
               Communications Services - 15.0%
               Telecommunications - 0.4%
   50,000      Sprint Corp.                             $    3,715,625
                                                        --------------
               Telephone - 14.6%
  184,585      Alltel Corp.                             $   15,366,701
   75,000      Bell Atlantic Corp.                           4,870,312
  396,400      BellSouth Corp.                              17,838,000
  280,700      GTE Corp.                                    21,052,500
1,294,669      SBC Communications, Inc.                     65,947,202
  429,877      U.S. West Communications Group, Inc.         26,249,364
                                                        --------------
                                                        $  151,324,079
                                                        --------------
               Total Communications Services            $  155,039,704
                                                        --------------
               Consumer Cyclicals - 8.6%
               Automobiles - 3.6%
  463,800      Ford Motor Co.                           $   25,451,025
  175,000      General Motors Corp.                         12,293,750
                                                        --------------
                                                        $   37,744,775
                                                        --------------
               Auto Parts & Equipment - 2.0%
  832,366      Delphi Automotive Systems Corp.          $   13,682,016
  160,000      The Goodyear Tire & Rubber Co.                6,610,000
                                                        --------------
                                                        $   20,292,016
                                                        --------------
               Publishing - 0.9%
  160,000      The McGraw-Hill Co., Inc.                $    9,540,000
                                                        --------------
               Publishing (Newspapers) - 0.1%
   20,000      Tribune Co.                              $    1,200,000
                                                        --------------
               Retail (Department Stores) - 1.5%
  441,000      May Department Stores Co.                $   15,297,188
                                                        --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                  (continued)
--------------------------------------------------------------------------------

Shares                                                            Value
            Services (Advertising/Marketing) - 0.5%
117,800     The Interpublic Group of Companies, Inc.     $    4,785,625
                                                         --------------
            Total Consumer Cyclicals                     $   88,859,604
                                                         --------------
            Consumer Staples - 8.2%
            Beverages - 0.4%
114,000     Pepsico, Inc.                                $    3,954,375
                                                         --------------
            Entertainment - 1.0%
531,200     Cedar Fair, L.P.                             $   10,590,800
                                                         --------------
            Foods - 5.6%
429,000     BestFoods                                    $   25,203,750
200,000     Campbell Soup Co.                                 9,000,000
148,000     General Mills, Inc.                              12,903,750
157,750     H.J. Heinz Co.                                    7,532,563
120,000     Sara Lee Corp.                                    3,247,500
                                                         --------------
                                                         $   57,887,563
                                                         --------------
            Household Products (Non-Durables) - 0.9%
 66,000     Colgate-Palmolive Co.                        $    3,993,000
 50,000     Procter & Gamble Co.                              5,243,750
                                                         --------------
                                                         $    9,236,750
                                                         --------------
            Personal Care - 0.2%
 50,000     Gillette Co.                                 $    1,809,375
                                                         --------------
            Retail Stores (Food Chains) - 0.1%
 50,000     Winn-Dixie Stores, Inc.                      $    1,353,125
                                                         --------------
            Total Consumer Staples                       $   84,831,988
                                                         --------------
            Energy - 7.5%
            Oil (Domestic Integrated) - 2.6%
242,000     Atlantic Richfield Co.                       $   22,551,375
153,306     Conoco, Inc. (Class B)                            4,158,414
                                                         --------------
                                                         $   26,709,789
                                                         --------------
            Oil (International Integrated) - 4.9%
297,700     Chevron Corp.                                $   27,183,731
144,000     Exxon Corp.                                      10,665,000
131,000     Mobil Corp.                                      12,641,500
                                                         --------------
                                                         $   50,490,231
                                                         --------------
            Total Energy                                 $   77,200,020
                                                         --------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                       Value
            Financial - 17.0%
            Banks (Major Regional) - 3.4%
186,600     The Bank of New York Co., Inc.          $    7,813,875
 50,000     Comerica, Inc.                               2,971,875
118,440     Fleet Financial Group, Inc.                  5,166,945
266,600     Mellon Bank Corp.                            9,847,538
304,000     National City Corp.                          8,968,000
                                                    --------------
                                                    $   34,768,233
                                                    --------------
            Banks (Money Center) - 0.3%
 40,000     The Chase Manhattan Corp.               $    3,495,000
                                                    --------------
            Banks (Regional) - 5.5%
607,500     First Security Corp.                    $   15,567,188
269,300     First Tennessee National Corp.               9,156,200
 80,000     North Fork Bancorporation, Inc.              1,655,000
465,788     Old Kent Financial Corp.                    18,980,861
283,900     SouthTrust Corp.                            11,356,000
                                                    --------------
                                                    $   56,715,249
                                                    --------------
            Insurance (Life/Health) - 1.0%
 54,100     American National Insurance Co.         $    3,705,850
146,000     Reliastar Financial Corp.                    6,268,875
                                                    --------------
                                                    $    9,974,725
                                                    --------------
            Insurance (Property/Casualty) - 2.3%
170,100     Chubb Corp.                             $    9,334,237
175,050     HSB Group, Inc.                              6,695,663
237,800     St. Paul Companies, Inc.                     7,609,600
                                                    --------------
                                                    $   23,639,500
                                                    --------------
            Investment Banking/Brokerage - 1.1%
125,000     Edwards (AG), Inc.                      $    3,757,812
184,100     Paine Webber Group, Inc.                     7,502,075
                                                    --------------
                                                    $   11,259,887
                                                    --------------
            Investment Management - 2.5%
232,600     Alliance Capital Management, L.P.       $    6,381,962
167,900     Eaton Vance Corp. (Non-voting)               5,740,081
402,000     T. Rowe Price Associates, Inc.              14,271,000
                                                    --------------
                                                    $   26,393,043
                                                    --------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                  (continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
             Savings & Loan Companies - 0.9%
  89,000     Astoria Financial Co.                              $    3,204,000
  24,600     Queens County Bancorp, Inc.                               773,363
 142,000     Washington Mutual, Inc.                                 5,103,125
                                                                --------------
                                                                $    9,080,488
                                                                --------------
             Total Financial                                    $  175,326,125
                                                                --------------
             Healthcare - 9.5%
             Healthcare (Diversified) - 3.8%
 356,600     Abbott Laboratories                                $   14,397,725
 200,000     Bristol-Myers Squibb Co.                               15,362,500
  95,000     Johnson & Johnson                                       9,951,250
                                                                --------------
                                                                $   39,711,475
                                                                --------------
             Healthcare (Drugs/Major Pharmaceuticals) - 5.2%
 160,400     Merck & Co., Inc.                                  $   12,761,825
 821,600     Schering-Plough Corp.                                  40,669,200
                                                                --------------
                                                                $   53,431,025
                                                                --------------
             Healthcare (Medical Products/Supplies) - 0.5%
 188,000     Becton, Dickinson & Co.                            $    4,770,500
                                                                --------------
             Total Healthcare                                   $   97,913,000
                                                                --------------
             Technology - 5.8%
             Communications Equipment - 0.3%
 140,000     Harris Corp.                                       $    3,141,250
                                                                --------------
             Computers (Hardware) - 2.1%
 245,600     Hewlett-Packard Co.                                $   18,189,750
  30,000     IBM Corp.                                               2,951,250
                                                                --------------
                                                                $   21,141,000
                                                                --------------
             Equipment (Semiconductors) - 1.9%
 497,000     Helix Technology Corp.                             $   20,035,313
                                                                --------------
             Photography/Imaging - 1.5%
 230,000     Eastman Kodak Co.                                  $   15,855,625
                                                                --------------
             Total Technology                                   $   60,173,188
                                                                --------------
             Transportation - 1.0%
             Railroads - 1.0%
 115,000     Burlington Northern Santa Fe Corp.                 $    3,665,625
 293,600     Norfolk Southern Corp.                                  7,174,850
                                                                --------------
             Total Transportation                               $   10,840,475
                                                                --------------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                       Value
            Utilities - 13.3%
            Electric Companies - 7.2%
296,200     Allegheny Energy, Inc.                                  $    9,422,862
185,400     American Electric Power Co., Inc.                            6,396,300
636,500     Constellation Energy Group                                  19,532,594
372,350     DPL, Inc.                                                    7,540,087
200,000     DQE, Inc.                                                    7,987,500
179,000     Duke Energy Corp.                                           10,113,500
 10,000     FPL Group, Inc.                                                503,125
284,400     Kansas City Power & Light Co.                                6,967,800
140,000     NSTAR                                                        5,328,750
                                                                    --------------
                                                                    $   73,792,518
                                                                    --------------
            Natural Gas - 5.6%
100,600     Buckeye Partners, L.P.                                  $    2,628,175
190,750     Consolidated Natural Gas Co.                                12,208,000
147,933     Indiana Energy, Inc.                                         2,986,397
454,700     KeySpan Energy Corp.                                        12,788,438
110,882     Kinder Morgan Energy Partners, L.P.                          4,733,275
 72,200     Lakehead Pipe Line Partners, L.P. (Preferred Units)          2,802,263
191,200     NICOR, Inc.                                                  7,409,000
128,300     Public Service Co. of North Carolina, Inc.                   4,033,431
446,600     Questar Corp.                                                8,038,800
                                                                    --------------
                                                                    $   57,627,779
                                                                    --------------
            Power Producers (Independent) - 0.1%
100,000     Consol Energy, Inc.                                     $    1,162,500
                                                                    --------------
            Water Utility - 0.4%
150,400     American Water Works Co., Inc.                          $    4,389,800
                                                                    --------------
            Total Utilities                                         $  136,972,597
                                                                    --------------
            Total Common Stocks
            (Cost $715,036,934)                                     $1,005,601,850
                                                                    --------------
            TOTAL INVESTMENT IN SECURITIES
            (Cost $730,608,667)                                     $1,023,116,399
                                                                    --------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/99                                  (continued)
--------------------------------------------------------------------------------

  Principal
    Amount                                                          Value
                TEMPORARY CASH INVESTMENT - 0.9%
                Commercial Paper - 0.9%
$9,690,000      Household Finance Corp., 5.3%, 11/1/99     $    9,690,000
                                                           --------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $9,690,000)                          $    9,690,000
                                                           --------------
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $740,298,667)(a)                     $1,032,806,399
                                                           ==============

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 1999, the value of these securities amounted to $5,832,906 or 0.6% of total net assets.

  + Investment held by Fund representing 5% or more of the outstanding voting stock of such company.

 (a) At October 31, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $736,144,517 was as follows:

     Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost         $317,296,822
     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value          (20,634,940)
                                                               ------------
     Net unrealized gain                                       $296,661,882
                                                               ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1999, aggregated $275,326,300 and $229,644,539, respectively.


16 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

BALANCE SHEET 10/31/99

ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $9,690,000) (cost $740,298,667)                                       $ 1,032,806,399
  Cash                                                                                   647
  Receivables -
   Investment securities sold                                                        479,484
   Fund shares sold                                                                1,513,288
   Dividends and interest                                                          2,566,425
  Other                                                                               48,766
                                                                             ---------------
    Total assets                                                             $ 1,037,415,009
                                                                             ---------------
LIABILITIES:
  Payables -
   Investment securities purchased                                           $        97,416
   Fund shares repurchased                                                         1,178,313
  Due to affiliates                                                                1,116,776
  Accrued expenses                                                                   227,037
                                                                             ---------------
    Total liabilities                                                        $     2,619,542
                                                                             ---------------
NET ASSETS:
  Paid-in capital                                                            $   679,606,408
  Accumulated undistributed net investment income                                  4,154,150
  Accumulated undistributed net realized gain on investments                      58,527,177
  Net unrealized gain on investments                                             292,507,732
                                                                             ---------------
    Total net assets                                                         $ 1,034,795,467
                                                                             ===============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $661,597,667/22,076,829 shares)                          $         29.97
                                                                             ===============
  Class B (based on $328,360,194/11,027,865 shares)                          $         29.78
                                                                             ===============
  Class C (based on $41,320,267/1,389,150 shares)                            $         29.75
                                                                             ===============
  Class Y (based on $3,517,339/117,256 shares)                               $         30.00
                                                                             ===============
MAXIMUM OFFERING PRICE:
  Class A                                                                    $         31.80
                                                                             ===============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/99

INVESTMENT INCOME:
  Dividends                                                   $26,551,753
  Interest                                                        886,967
                                                              -----------
    Total investment income                                                     $ 27,438,720
                                                                                ------------
EXPENSES:
  Management fees                                             $ 6,064,438
  Transfer agent fees
   Class A                                                      1,052,943
   Class B                                                        607,456
   Class C                                                         99,823
   Class Y                                                            525
  Distribution fees
   Class A                                                      1,628,508
   Class B                                                      3,202,140
   Class C                                                        349,438
  Administrative fees                                             254,769
  Custodian fees                                                   94,796
  Registration fees                                               263,685
  Professional fees                                                67,044
  Printing                                                        105,094
  Fees and expenses of nonaffiliated trustees                      34,311
  Miscellaneous                                                    21,226
                                                              -----------
    Total expenses                                                              $ 13,846,196
    Less fees paid indirectly                                                       (193,672)
                                                                                ------------
    Net expenses                                                                $ 13,652,524
                                                                                ------------
     Net investment income                                                      $ 13,786,196
                                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (including net realized
    gain of $75 from affiliated companies)                                      $ 61,324,548
  Change in net unrealized gain on investments                                    25,524,442
                                                                                ------------
   Net gain on investments                                                      $ 86,848,990
                                                                                ------------
   Net increase in net assets resulting from operations                         $100,635,186
                                                                                ============


18 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/99 and 10/31/98

                                                             Year Ended       Year Ended
                                                              10/31/99         10/31/98
FROM OPERATIONS:
Net investment income                                     $   13,786,196    $  12,816,468
Net realized gain on investments                              61,324,548       23,455,256
Change in net unrealized gain on investments                  25,524,442       90,559,589
                                                          --------------    -------------
  Net increase in net assets resulting from operations    $  100,635,186    $ 126,831,313
                                                          --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.47 and $0.48 per share, respectively)       $  (10,285,113)   $  (9,465,678)
  Class B ($0.23 and $0.29 per share, respectively)           (2,531,367)      (2,681,431)
  Class C ($0.21 and $0.29 per share, respectively)             (249,159)        (204,927)
  Class Y ($0.58 and $0.13 per share, respectively)              (65,967)         (13,022)
Net realized gain:
  Class A ($0.76 and $0.73 per share, respectively)          (15,956,369)     (13,377,646)
  Class B ($0.76 and $0.73 per share, respectively)           (7,785,465)      (6,017,141)
  Class C ($0.76 and $0.73 per share, respectively)             (736,803)        (384,858)
  Class Y ($0.76 and $0.00 per share, respectively)              (80,223)               -
                                                          --------------    -------------
   Total distributions to shareholders                    $  (37,690,466)   $ (32,144,730)
                                                          --------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  277,147,856    $ 282,310,127
Reinvestment of distributions                                 34,629,922       29,629,866
Cost of shares repurchased                                  (234,614,664)    (177,923,138)
                                                          --------------    -------------
  Net increase in net assets resulting from fund
    share transactions                                    $   77,163,114    $ 134,016,855
                                                          --------------    -------------
  Net increase in net assets                              $  140,107,834    $ 228,703,465

NET ASSETS:
Beginning of year                                            894,687,633      665,984,168
                                                          --------------    -------------
End of year (including accumulated undistributed net
  investment income of $4,154,150 and $2,858,114,
  respectively)                                           $1,034,795,467    $ 894,687,633
                                                          ==============    =============

The accompanying notes are an integral part of these financial statements.   19

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                               (continued)
--------------------------------------------------------------------------------

                                   '99 Shares      '99 Amount       '98 Shares      '98 Amount
CLASS A
Shares sold                         5,534,197    $ 162,178,227       6,498,655    $ 176,430,152
Reinvestment of distributions         858,056       24,507,206         820,812       21,402,740
Less shares repurchased            (5,110,961)    (150,324,477)     (4,779,787)    (129,571,542)
                                   ----------    -------------      ----------    -------------
  Net increase                      1,281,292    $  36,360,956       2,539,680    $  68,261,350
                                   ==========    =============      ==========    =============
CLASS B
Shares sold                         3,060,616    $  89,638,439       3,260,906    $  88,078,226
Reinvestment of distributions         322,601        9,146,739         300,913        7,743,240
Less shares repurchased            (2,438,832)     (71,739,397)     (1,652,132)     (44,685,857)
                                   ----------    -------------      ----------    -------------
  Net increase                        944,385    $  27,045,781       1,909,687    $  51,135,609
                                   ==========    =============      ==========    =============
CLASS C
Shares sold                           834,174    $  24,434,881         545,171    $  14,756,877
Reinvestment of distributions          29,295          829,857          18,231          470,941
Less shares repurchased              (404,784)     (11,931,328)       (133,683)      (3,552,030)
                                   ----------    -------------      ----------    -------------
  Net increase                        458,685    $  13,333,410         429,719    $  11,675,788
                                   ==========    =============      ==========    =============
CLASS Y*
Shares sold                            30,456    $     896,309         106,376    $   3,044,872
Reinvestment of distributions           5,108          146,120             473           12,945
Less shares repurchased               (20,985)        (619,462)         (4,172)        (113,709)
                                   ----------    -------------      ----------    -------------
  Net increase                         14,579    $     422,967         102,677    $   2,944,108
                                   ==========    =============      ==========    =============

*Class Y shares were first publicly offered on July 2, 1998.

20 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                        Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                         10/31/99     10/31/98     10/31/97     10/31/96      10/31/95
CLASS A
Net asset value, beginning of year                       $ 28.10      $ 24.78      $ 20.37      $ 18.22       $ 16.16
                                                         -------      -------      -------      -------       -------
Increase from investment operations:
 Net investment income                                   $  0.48      $  0.49      $  0.50      $  0.55       $  0.54
 Net realized and unrealized gain on investments            2.62         4.04         5.36         2.24          2.45
                                                         -------      -------      -------      -------       -------
  Net increase from investment operations                $  3.10      $  4.53      $  5.86      $  2.79       $  2.99
Distributions to shareholders:
 Net investment income                                     (0.47)       (0.48)       (0.50)       (0.50)        (0.53)
 Net realized gain                                         (0.76)       (0.73)       (0.95)       (0.14)        (0.40)
                                                         -------      -------      -------      -------       -------
Net increase in net asset value                          $  1.87      $  3.32      $  4.41      $  2.15       $  2.06
                                                         -------      -------      -------      -------       -------
Net asset value, end of year                             $ 29.97      $ 28.10      $ 24.78      $ 20.37       $ 18.22
                                                         =======      =======      =======      =======       =======
Total return*                                              11.26%       18.69%       30.40%       15.53%        19.51%
Ratio of net expenses to average net assets                 1.09%+       1.05%+       1.11%+       1.19%+        1.29%+
Ratio of net investment income to average net assets        1.62%+       1.82%+       2.22%+       2.85%+        3.26%+
Portfolio turnover rate                                       23%          12%          18%          47%           13%
Net assets, end of year (in thousands)                  $661,598     $584,389     $452,300     $336,384      $249,981
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                               1.07%        1.04%        1.10%        1.18%         1.27%
 Net investment income                                      1.64%        1.83%        2.23%        2.86%         3.28%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                         Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                          10/31/99       10/31/98       10/31/97       10/31/96        10/31/95
CLASS B
Net asset value, beginning of year                        $  27.91       $  24.63       $  20.26       $  18.15        $ 16.14
                                                          --------       --------       --------       --------        -------
Increase from investment operations:
 Net investment income                                    $   0.25       $   0.29       $   0.33       $   0.41        $  0.45
 Net realized and unrealized gain on investments              2.61           4.01           5.32           2.22           2.41
                                                          --------       --------       --------       --------        -------
  Net increase from investment operations                 $   2.86       $   4.30       $   5.65       $   2.63        $  2.86
Distributions to shareholders:
 Net investment income                                       (0.23)         (0.29)         (0.33)         (0.38)         (0.45)
 Net realized gain                                           (0.76)         (0.73)         (0.95)         (0.14)         (0.40)
                                                          --------       --------       --------       --------        -------
Net increase in net asset value                           $   1.87       $   3.28       $   4.37       $   2.11        $  2.01
                                                          --------       --------       --------       --------        -------
Net asset value, end of year                              $  29.78       $  27.91       $  24.63       $  20.26        $ 18.15
                                                          ========       ========       ========       ========        =======
Total return*                                                10.43%         17.83%         29.35%         14.70%         18.64%
Ratio of net expenses to average net assets                   1.87%+         1.82%+         1.88%+         1.95%+         2.02%+
Ratio of net investment income to average net assets          0.84%+         1.05%+         1.45%+         2.06%+         2.35%+
Portfolio turnover rate                                         23%            12%            18%            47%            13%
Net assets, end of year (in thousands)                    $328,360       $281,469       $201,360       $134,657        $60,433
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.85%          1.81%          1.87%          1.94%          1.98%
 Net investment income                                        0.86%          1.06%          1.46%          2.07%          2.39%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratio assuming no reduction for fees paid indirectly.


22 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                          Year Ended     Year Ended     Year Ended       1/31/96 to
                                                           10/31/99       10/31/98       10/31/97         10/31/96
CLASS C
Net asset value, beginning of year                         $ 27.88        $ 24.61        $ 20.25         $ 19.49
                                                           -------        -------        -------         -------
Increase from investment operations:
 Net investment income                                     $  0.22        $  0.27        $  0.32         $  0.27
 Net realized and unrealized gain on investments              2.62           4.02           5.32            0.76
                                                           -------        -------        -------         -------
  Net increase from investment operations                  $  2.84        $  4.29        $  5.64         $  1.03
Distributions to shareholders:
 Net investment income                                       (0.21)         (0.29)         (0.33)          (0.27)
 Net realized gain                                           (0.76)         (0.73)         (0.95)              -
                                                           -------        -------        -------         --------
Net increase in net asset value                            $  1.87        $  3.27        $  4.36         $  0.76
                                                           -------        -------        -------         --------
Net asset value, end of year                               $ 29.75        $ 27.88        $ 24.61         $ 20.25
                                                           =======        =======        =======         =======
Total return*                                                10.35%         17.80%         29.32%           5.34%
Ratio of net expenses to average net assets                   1.97%+         1.89%+         1.93%+          1.98%**+
Ratio of net investment income to average net assets          0.74%+         0.97%+         1.35%+          1.91%**+
Portfolio turnover rate                                         23%            12%            18%             47%
Net assets, end of year (in thousands)                     $41,320        $25,941        $12,324         $ 4,144
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 1.94%          1.87%          1.91%           1.94%**
 Net investment income                                        0.77%          0.99%          1.37%           1.95%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Equity-Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/99
--------------------------------------------------------------------------------

                                                           Year Ended      7/2/98 to
                                                            10/31/99       10/31/98
CLASS Y
Net asset value, beginning of period                          $28.13        $28.72
                                                              ------        ------
Increase (decrease) from investment operations:
 Net investment income                                        $ 0.59        $ 0.18
 Net realized and unrealized gain (loss) on investments         2.62         (0.64)
                                                              ------        -------
  Net increase (decrease) from investment operations          $ 3.21        $(0.46)
Distributions to shareholders:
 Net investment income                                         (0.58)        (0.13)
 Net realized gain                                             (0.76)            -
                                                              ------        -------
Net increase (decrease) in net asset value                    $ 1.87        $(0.59)
                                                              ------        -------
Net asset value, end of period                                $30.00        $28.13
                                                              ======        ======
Total return*                                                  11.67%        (1.59)%
Ratio of net expenses to average net assets                     0.70%+        0.74%**+
Ratio of net investment income to average net assets            2.01%+        2.07%* +
Portfolio turnover rate                                           23%           12%
Net assets, end of period (in thousands)                      $3,517        $2,888
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.69%         0.74%**
 Net investment income                                          2.02%         2.07%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.

** Annualized.

+  Ratio assuming no reduction for fees paid indirectly.

24 The accompanying notes are an integral part of these financial statements.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Pioneer Equity-Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shareholders.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99                            (continued)
--------------------------------------------------------------------------------

   securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain from investments is $44,102 of class action settlements received by the Fund during the year ended October 31, 1999.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1999, the Fund has reclassified $641,446 from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $60,422,307 as a capital gain dividend for the purposes of the dividend paid deduction.

C. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $347,723 in underwriting commissions on the sale of fund shares during the year ended October 31, 1999.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1999, $529,274 was payable to PIM related to management fees, administrative fees and certain others services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $152,121 in transfer agent fees payable to PSC at October 31, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/99                            (continued)
--------------------------------------------------------------------------------

Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $435,381 in distribution fees payable to PFD at October 31, 1999.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 1999, CDSCs in the amount of $596,231 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1999, the Fund's expenses were reduced by $193,672 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 1999, the Fund had no borrowings under this agreement.

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 1999:

--------------------------------------------------------------------------------
                                                      Dividend
Affiliates                 Purchases      Sales        Income         Value
-------------------------------------------------------------------------------
  The Gorman-Rupp Co.      $  -          $8,095      $303,724      $7,652,600
--------------------------------------------------------------------------------

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Equity-Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Equity-Income Fund as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity-Income Fund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 3, 1999

Pioneer Equity-Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers

John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                   President
John W. Kendrick                      John A. Carey, Vice President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
Traditional IRA

A Traditional IRA allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 70-1/2, although there are income limits for contributions at any age.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

                   Most retirement plan withdrawals must meet
                     specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Based Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

                   Most retirement plan withdrawals must meet
                     specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds
United States
Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

International/Global
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

Income Funds
Taxable
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

Tax-Free
Pioneer Tax-Free Income Fund

Money Market Fund
Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer Logo]
Pioneer Investment Management, Inc.
60 State Street                         7260-00-1299
Boston, Massachusetts 02109             (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                    [Recycle logo] Printed on Recycled Paper